Exhibit 10.3
EXECUTION COPY
March 25, 2009
CONFIDENTIAL
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Re:	Amkor Technology, Inc. $240,000,000 Convertible Senior Subordinated Notes due 2014
Ladies and Gentlemen:
     We refer to the purchase agreement expected to be entered into on or around March 26, 2009 (the “Purchase Agreement”) between Amkor Technology, Inc. (“Amkor”), Deutsche Bank Securities Inc. (“DBSI”) and Citigroup Global Markets Inc. (“CGM” and, together with DBSI, the “Initial Purchasers”) and to the Convertible Senior Subordinated Notes due 2014 (the “Notes”) to be sold by Amkor thereunder to the Initial Purchasers. This letter agreement (the “Letter Agreement”), when agreed to and accepted by the Initial Purchasers, will evidence the agreement between the Initial Purchasers and Mr. James Kim and/or certain of his affiliates identified in Schedule A hereto (collectively, the “Acquiring Parties”, and each an “Acquiring Party”) regarding the commitment (the “Commitment”) by the Acquiring Parties to purchase Notes from the Initial Purchasers, which Notes the Initial Purchasers will acquire in connection with the offering of the Notes pursuant to the Purchase Agreement (the “Offering”).
     In consideration of the mutual covenants and agreements of the parties herein, the Acquiring Parties and the Initial Purchasers agree as follows:
     1. Each of the Acquiring Parties agrees that the Commitment consists of their obligation to purchase, in the aggregate, a minimum of $150,000,000 and up to a maximum of $200,000,000 aggregate principal amount of the Notes in the Offering. The aggregate amount of Notes that shall be purchased by the Acquiring Parties pursuant to this Agreement (the “Aggregate Purchase Amount”) shall be the amount of Notes identified to Mr. James Kim by the Initial Purchasers no later than 30 minutes prior to the Execution Time (as such term is defined in the Purchase Agreement). The Aggregate Purchase Amount shall be the aggregate principal amount of Notes offered in the Offering less the aggregate principal amount of Notes the Initial Purchasers have sold in the Offering to other purchasers; provided, that the Aggregate Purchase Amount shall not exceed $200,000,000.
     2. The Acquiring Parties agree to purchase, in the aggregate, from the Initial Purchasers that portion of the Aggregate Purchase Amount determined by multiplying the Aggregate Purchase Amount by a fraction, the numerator of which is the maximum aggregate principal amount of the Notes to be purchased by such Acquiring Party in the Offering (as such Acquiring Party or its representative shall notify the Initial Purchasers in writing not less than 12 hours prior to the proposed pricing date for the Offering) and the denominator of which is the Aggregate Purchase Amount.
     3. Each of the Acquiring Parties hereby acknowledges and agrees that the purchase price for the Notes shall be equal to the initial offering price of the Notes as set forth on the cover of the final Offering Memorandum relating to the Offering.
     4. The Initial Purchasers hereby covenant and agree, severally and not jointly, that they will in aggregate sell the Acquiring Parties the Aggregate Purchase Amount of the Notes that they purchased in the Offering, with each Acquiring Party to receive the applicable aggregate principal amounts determined pursuant to paragraph (2) above.
     5. Each of the Acquiring Parties hereby acknowledges, represents and warrants, and agrees with each of the Initial Purchasers that: (a) it is an “accredited investor” within the meaning of Section 501(a) of the Securities Act of 1933, as amended (the “Securities Act”), and (b) it (i) is of legal age to execute this Letter Agreement (if he or she is a natural person); (ii) has all requisite power and authority to enter into this Letter Agreement and perform its obligations hereunder; (iii) has taken all necessary action to duly authorize the execution, delivery and performance of this Letter Agreement and the consummation of the transactions contemplated hereby; (iv) has duly executed and delivered this Letter Agreement and, assuming due execution and delivery by the Initial Purchasers, this Letter Agreement constitutes a legal, valid and binding obligation of such Acquiring Party, enforceable in accordance with its terms; and (v) is acquiring the Notes for its own account (or accounts over which it exercises sole investment discretion) and not with a view to any distribution of the Notes.
     6. Mr. James J. Jim hereby acknowledges, represents and warrants, and agrees with each of the Initial Purchasers that he has all requisite power and authority to act with full power and authority in the name of, for and on behalf of, each of the other Acquiring Parties with respect to all matters arising in connection the purchase by such Acquiring Party of its agreed portion of the Commitment and other matters in connection with the Offering.
     7. Each Acquiring Party understands and acknowledges that the Notes have not been and may not be registered under the Securities Act, or qualified under any state or foreign securities laws, and are being sold to it in a transaction that is exempt from the registration requirements of the Securities Act, and that, as a result, the Notes may not be offered for sale, sold, assigned or transferred unless the Notes are registered or an exemption from the registration and prospectus delivery requirements of the Securities Act is available. Each Acquiring Party understands that (i) the Notes will be delivered to it in registered form only, (ii) the certificate delivered to it in respect of the Notes will bear a legend to the effect of the preceding sentence, and (iii) such certificate will be reissued without such legend only in the event of a disposition of the Notes in accordance with the relevant provisions of the Indenture. Each Acquiring Party acknowledges that there is no reassurance that such an exemption from registration will ever be available or that the Notes will ever be able to be sold.
     8. Each Acquiring Party acknowledges that, so long as it is an “affiliate” of Amkor (as such term is defined in Rule 144 (“Rule 144”) promulgated under the Securities Act) the Indenture governing the Notes will limit its ability to sell any Notes that it holds at any time that constitute “restricted securities” under Rule 144 other than (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to the exemption from registration provided by Rule 144 (if available) or (iii) to persons who agree to be bound by the restrictions applicable to such Acquiring Party.
     9. Each Acquiring Party acknowledges and agrees that it has been furnished with all materials relating to the business, finances and operations of Amkor and materials relating to the offer and sale of the Notes that it has requested. Each Acquiring Party acknowledges that it has been afforded the opportunity to ask questions of Amkor. Each Acquiring Party represents and warrants that it has sought such accounting, legal and tax advice as it has considered necessary and appropriate to enable it to evaluate the risk inherent in making an investment in the Notes. Each Acquiring Party acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Letter Agreement is an arm’s-length commercial transaction between such Acquiring Party, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each of the Initial Purchasers is acting solely as a principal and not the agent or fiduciary of such Acquiring Party, (iii) neither of the Initial Purchasers has assumed an advisory or fiduciary responsibility in favor of such Acquiring Party with respect to the Offering or the purchase contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising such Acquiring Party on other matters) or any other obligation to such Acquiring Party except the obligations expressly set forth in this Letter Agreement and (iv) neither of the Initial Purchasers nor any person representing the Initial Purchasers has made any representation with respect to Amkor or the Offering. Each Acquiring Party agrees that it will not claim that either of the Initial Purchasers has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Acquiring Party, in connection with such transactions or the process leading thereto.

     10. Each Acquiring Party acknowledges and agrees that: (a) it does not require the assistance of an investment advisor or other purchaser representative to purchase the Notes; (b) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in Amkor; (c) it has the ability to bear the economic risks of its investment for an indefinite period of time; (d) it can afford the complete loss of its investment; and (e) it recognizes that an investment in the Notes involves substantial risk.
     11. Each of the Acquiring Parties acknowledges and agrees Amkor may rely on the representations, warranties and covenants given by it in paragraphs (5) through (10) above as if Amkor was a party to this Letter Agreement.
     12. As of the date hereof, each Acquiring Party shall enter into a lock-up agreement with the Initial Purchasers, substantially in the form attached hereto as Exhibit A (the “Lock-Up Agreement”).
     13. Each of Initial Purchasers and the Acquiring Parties hereby acknowledge and agree that the Initial Purchasers’ obligation to sell the Notes, and the Acquiring Parties’ obligation to buy the Notes, is expressly subject to the consummation of the Offering upon the terms and conditions set forth in the Purchase Agreement. The agreements contained herein shall terminate upon receipt by Mr. James Kim of written notice of a decision by the Initial Purchasers not to proceed with the Offering.
     14. This Letter Agreement shall terminate and be of no further force and effect if (i) the Purchase Agreement is not executed within four business days hereof, (ii) in the event the Purchase Agreement is executed but the Closing of the Offering does not occur as a result of a termination of the Purchase Agreement prior to such Closing or (iii) in the event that Amkor notifies the Initial Purchasers in writing that it has decided to abandon the Offering to the Initial Purchasers; provided, that in the event of any such termination, the provisions of paragraphs (15) and (17) shall survive such termination.
     15. Each of the Acquiring Parties agrees, jointly and severally, to indemnify and hold each of the Initial Purchasers harmless, and each person, if any, who controls such Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon (i) any inaccuracy of breach of any representations or warranties of any Acquiring Party in this Letter or (ii) any failure by an Acquiring Party to perform any agreement or obligation hereunder.
     16. The Letter Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, and no other person shall have any rights or obligations hereunder. Neither of the Initial Purchasers nor any Acquiring Party may assign (whether by operation of law or otherwise) the obligations set forth herein.

     17. Each of the Initial Purchasers, severally and not jointly, and each of the Acquiring Parties hereby agrees and acknowledges that any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Letter Agreement (a “Claim”) may be commenced, prosecuted or continued in any court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each Acquiring Party consents to the non-exclusive jurisdiction of such courts and personal service with respect thereto and waives any objection to such venue. Each party hereto waives any right to trial by jury in any action, claim, suit or proceeding with respect to the matters contained herein. Each of the Acquiring Parties agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon such Acquiring Party and may be enforced in any other courts to the jurisdiction of which such Acquiring Party is or may be subject, by suit upon such judgment.
     18. This Letter Agreement and the Lock-Up Agreement constitute the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.
     19. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK.
     20. This Letter Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.
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     Please confirm your agreement with the foregoing by signing and dating this Letter Agreement in the spaces provided below as confirmation of our mutual understandings and agreements, whereupon this Letter Agreement shall become a binding agreement by and among the parties hereto.

Very truly yours, MR. JAMES J. KIM
/s/ James J. Kim

915 INVESTMENTS, LP
By:	/s/ James J. Kim
Name:
Title:

AGREED AND ACCEPTED DEUTSCHE BANK SECURITIES INC.
By:	/s/ Adam Howell
	Name:	Adam Howell
	Title:	Director

By:	/s/ Ted Tobiason
	Name:	Ted Tobiason
	Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.
By:	/s/ Guy Stoboitiy
	Name:	Guy Stoboitiy
Title:

Date: _________________

SCHEDULE A
List of Acquiring Parties

Name

Mr. James J. Kim

915 Investments, LP

EXHIBIT A
Form of Lock-Up Agreement
March 25, 2009
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
     This letter is being delivered to you in connection with a proposed Purchase Agreement (the “Purchase Agreement”) between Amkor Technology, Inc., a Delaware corporation (the “Company”) and the initial purchaser (the “Initial Purchasers”) named therein, relating to an offering of notes convertible into consideration based on the common stock, $0.001 par value (the “Common Stock”), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.
     In order to induce the Initial Purchasers to enter into the Purchase Agreement, the undersigned will not, without the prior written consent of the Initial Purchasers, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned of, file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder in respect of, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Purchase Agreement (the “Lock-Up Period”), other than
(a)	the sale of any securities to the Initial Purchasers pursuant to the Purchase Agreement,

(b)	the exercise of options or warrants held by the undersigned as of the date hereof, provided that any shares of capital stock issued in connection therewith shall be subject to this lock-up agreement,

(c)	transactions in any securities described above pursuant to the terms of any plan entered into prior to the date hereof pursuant to, and qualifying under the provisions of, Rule 10b5-1 of the Securities Act of 1933, as amended (the “Securities Act”), a copy of which has been provided to the Representative prior to the date hereof, and

(d)	any other transfers (including transfers, sales or other distributions or dispositions of shares of capital stock, in each case, that are made between and among the undersigned or members of the undersigned’s family) in connection with which (i) the Initial Purchasers receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (ii) any such transfer shall not involve a disposition for value and (iii) such transfers are not required during the Lock-Up Period to be reported in any public report or filing with the Commission (other than any filing of Schedule 13D or any amendment thereto as long as there is no decrease in the aggregate beneficial ownership of the members of the filing group), or otherwise, provided that any such transfer pursuant to clause (d) is: (1) a bona fide gift or gifts; or (2) to any trust, limited partnership or limited liability company, the beneficiaries or members of which are exclusively the undersigned, or its limited partners or members, or a member of the immediate family of the undersigned, including grandchildren (to the extent consistent with the Securities Act of 1933, as amended, and state securities laws).
     The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Notes, shares of Common Stock or other Company securities for which the undersigned is the record holder and which are subject to the Lock-Up Period, cause the relevant transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Notes, shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder and which are subject to the Lock-Up Period, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
     The undersigned hereby agrees that, to the extent that the terms of the Lock-Up conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up supercedes such registration rights agreement.
     The undersigned hereby represents and warrants that it has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. If for any reason the Purchase Agreement shall be terminated prior to the Closing Date (as defined in the Purchase Agreement), the agreement set forth above shall likewise be terminated immediately and the undersigned will be released from all its obligations under this lock-up agreement.

Very truly yours,
By:
Name:
Title: